UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 6, 2026

Date of Report (date of earliest event reported)

Rivian Automotive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41042	47-3544981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14600 Myford Road

Irvine, California 92606

(Address of principal executive offices) (Zip code)

(888) 748-4261

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RIVN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition.

Set forth below are certain preliminary and unaudited estimates of selected financial information of Rivian Automotive, Inc. (the “Company”) as of and for the three months ended June 30, 2026. The unaudited selected financial information as of and for the three months ended June 30, 2026 reflects the Company’s preliminary estimates with respect to such results based on currently available information and is subject to completion of the Company’s financial closing procedures. The Company’s financial closing procedures for the three months ended June 30, 2026 are not yet complete and, as a result, actual results may vary from the estimated preliminary results presented here.

These estimates should not be viewed as a substitute for the Company’s full interim or annual financial statements prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Further, these preliminary estimated results are not necessarily indicative of the results to be expected for any future period as a result of various factors, including, but not limited to, those discussed in the sections titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 10-K”) and Quarterly Report on Form 10-Q for the three months ended March 31, 2026 (the “Q1 2026 10-Q”). This information should be read in conjunction with the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for prior periods in the Company’s 2025 10-K and Q1 2026 10-Q.

The preliminary estimates presented below have been prepared by, and are the responsibility of, management. KPMG LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial information. Accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect thereto.

The following table provides the Company’s preliminary estimates of total consolidated revenues for the three months ended June 30, 2026:

(in billions)	Three Months Ended June 30, 2025	Three Months Ended June 30, 2026
	Actual	Estimated - High	Estimated - Low
Total revenues	$1.30	$1.65	$1.55

The Company expects total consolidated revenues to increase for the three months ended June 30, 2026 as compared to the three months ended June 30, 2025, primarily due to an increase in vehicle deliveries, partially offset by lower average selling prices resulting from a higher mix of commercial vans, as well as increases in vehicle electrical architecture and software development services and revenues related to regulatory credits.

The following table provides the Company’s preliminary estimated balance of cash, cash equivalents, and short-term investments as of June 30, 2026:

(in billions)	March 31, 2026	June 30, 2026
	Actual	Estimated
Cash, cash equivalents, and short-term investments	$4.8	$5.3

The information furnished pursuant to Item 2.02 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company's expected financial performance for the three months ended June 30, 2026. You can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements use these words or expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed in Part II, Item 1A, “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and its other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based upon information available to us as of the date of this Current Report on Form 8-K, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVIAN AUTOMOTIVE, INC.

Date: July 6, 2026	By:	/s/ Claire McDonough
	Name:	Claire McDonough
	Title:	Chief Financial Officer